UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 23, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)





    Delaware                    1-9566                  95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California             90401-1490
         (Address of principal executi                          (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                        Total number of pages is 4 Index
                            to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

      99.0     Monthly Financial Data as of January 31, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of January 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                                                 S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  February 23, 2004                   By:/s/Doulgas J. Goddard
                                               ---------------------
                                                  Douglas J. Goddard
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS



Item

99.0     Monthly Financial Information as of January 31, 2004

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for
                                         the month          the month          the month
                                         ended Jan.31       ended Dec. 31,     ended Jan. 31,
                                             2004              2003               2003


Cash and investment securities       $        203,643  $         170,729  $         164,910
Total assets                         $      4,919,858  $       4,819,457  $       4,318,837

LOANS:
Total mortgage-backed securities     $        130,896  $         135,176  $         195,965
Total loans, net                     $      4,438,783  $       4,374,112  $       3,825,828

Loans originated/purchased:
  Single family loans                $        126,832  $         184,279  $         127,826
  Multi-family loans                           28,314             31,922             34,954
  Commercial real estate loans                  2,600              1,050              2,105
  Other                                        11,619              8,955              6,369
                                        --------------    ---------------    ---------------
                                     $        169,365  $         226,206  $         171,254
                                        ==============    ===============    ===============


Percentage of ARMs originated:                    98%                96%                63%

Loan repayments:
  Single family loans                $         56,875  $          60,653  $          78,484
  Multi-family and commercial real
     estate loans                              46,907             41,948             30,661
  Other                                         1,795              4,113              5,702
                                        --------------    ---------------    ---------------
                                     $        105,577  $         106,714  $         114,847
                                        ==============    ===============    ===============


Loans sold                           $            491  $           1,059  $          17,169

Average rate on loans
   originated/purchased                         4.63%              4.66%              5.13%
Percentage of portfolio in
   adjustable rate loans                       79.56%             79.03%             71.50%
Non-performing assets
   to total assets                              0.09%              0.10%              0.12%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,699,000  $       1,694,000  $       1,222,000
Reverse
  repurchase
  agreements                         $        120,122  $         122,622  $         154,021

DEPOSITS:
Retail deposits                      $      2,506,591  $       2,505,892  $       2,310,422
Wholesale deposits                            128,000             51,534            236,775
                                        --------------    ---------------    ---------------
                                     $      2,634,591  $       2,557,426  $       2,547,197
                                        ==============    ===============    ===============


Net increase (decrease)              $          77,165 $          (7,242) $           2,164

AVERAGE INTEREST RATES:
Yield on loans                                  4.98%              5.01%              5.94%
Yield on investments                            1.92%              2.19%              4.32%
Yield on earning assets                         4.88%              4.96%              5.89%
Cost of deposits                                1.29%              1.31%              1.92%
Cost of borrowings                              2.77%              2.88%              3.61%
Cost of money                                   1.90%              1.93%              2.50%
Earnings spread                                 2.98%              3.03%              3.39%
Effective net spread                            3.10%              3.15%              3.53%


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